   As filed with the Securities and Exchange Commission on September 16, 1996
                             Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                13-3647113
    State of Incorporation               I.R.S. Employer Identification No.


                         1201 Harbor Bay Parkway, #1000
                                Alameda, CA 94502
                                 (510) 748-7150

          (Address and telephone number of principal executive offices)



                             1993 Stock Option Plan
                            Nonstatutory Stock Option
                           1996 Equity Incentive Plan
                 1996 Non-Employee Directors' Stock Option Plan

                            (Full title of the plans)


                               John Monahan, Ph.D.
                      President and Chief Executive Officer
                                  Avigen, Inc.
                         1201 Harbor Bay Parkway, #1000
                                Alameda, CA 94502
                                 (510) 748-7150

 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                                   Copies to:
                             Alan C. Mendelson, Esq.
                     Cooley Godward Castro Huddleson & Tatum
                              Five Palo Alto Square
                               3000 El Camino Real
                        Palo Alto, California 94306-2155
                                 (415) 843-5000


                                                Total Number of Pages:
                                                Exhibit Index at Page:

=============================================================================================================================
                                                     PROPOSED MAXIMUM            PROPOSED MAXIMUM
  TITLE OF SECURITIES TO                            OFFERING PRICE PER          AGGREGATE OFFERING
     BE REGISTERED               AMOUNT TO BE           SHARE (1)                   PRICE (1)               AMOUNT OF
                                  REGISTERED                                                             REGISTRATION FEE
- -----------------------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)                      1,598,446             $5.69                       $4,960,231              $1,711

=============================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The price per share and aggregate offering price are based upon (a) the weighted average price for options previously granted pursuant to the Registrant's (i) 1993 Stock Option Plan and (ii) for options granted outside the Registrant's option plans in accordance with Rule 457(h) and (b) the average of the high and low prices of Registrant's Common Stock on September 9, 1996 as reported on the NASDAQ National Market System in accordance with Rule 457(c) for shares available for issuance under (i) the 1996 Equity Incentive Plan and (ii) the 1996 Non-Employee Directors' Stock Option Plan.

(2) As of the date of this Registration Statement, no shares have been issued pursuant to the 1996 Equity Incentive Plan or the 1996 Non-Employee Director's; Stock Option Plan and no options have been granted or are outstanding under either plan.

The chart below details the calculations of the registration fee.

==============================================================================================
                                      NUMBER OF      OFFERING PRICE PER           AGGREGATE
SECURITIES                              SHARES             SHARE               OFFERING PRICE
- ----------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under
the 1993 Stock Option Plan             283,198              $0.55                  $  155,759
- ----------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options granted
outside the 1993 Stock
Option Plan.                           515,248              $0.49                  $  252,472
- ----------------------------------------------------------------------------------------------
Shares available for
additional grants under the
1996 Equity Incentive Plan             600,000              $5.69                  $3,414,000
- ----------------------------------------------------------------------------------------------
Shares available for
additional grants under the
1996 Non-Employee
Directors' Stock Option
Plan                                   200,000              $5.69                  $1,138,000
- ----------------------------------------------------------------------------------------------
Proposed Maximum
Offering Price                                                                     $4,960,231
- ----------------------------------------------------------------------------------------------
                                                                                x .000344827
- ----------------------------------------------------------------------------------------------
Registration Fee                                                                   $    1,711
==============================================================================================

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Avigen, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

         (a) The Company's prospectus filed on May 22, 1996, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports, the prospectus or the registration statement referred to in (a) above.

         (c) The description of the Company's Common Stock which is contained in the Company's Registration Statement on Form 8-A filed on April 23, 1996.

         All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


                            DESCRIPTION OF SECURITIES

                                 Not applicable.


                     INTERESTS OF NAMED EXPERTS AND COUNSEL

                                 Not applicable.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         As permitted by the Delaware Law, the Company's Amended and Restated Certificate of Incorporation provides that no director of the Company will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or to its stockholders, (ii) for acts or omission not made in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Law, relating to prohibited dividends or distribution or the repurchase or redemption of stock, or (iv) for any transaction from which the director derives an improper personal benefit. In addition, the Company's Certificate of Incorporation provides that any director or officer who was or is a party or is threatened to be made a party to any action or proceeding by reason of his or her services to the Company will be indemnified to the extent permitted by the Delaware Law.

         The Company has entered into indemnification agreements with each of its directors and officers under which the Company has indemnified each of them against expenses and losses incurred for claims brought against them by reason of their being a director or officer of the Company, and the Company maintains directors' and officers' liability insurance.


                       EXEMPTION FROM REGISTRATION CLAIMED

                                 Not applicable.


                                       1.

                                    EXHIBITS


EXHIBIT
NUMBER

5        Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1     Consent of Ernst & Young, LLP, Independent Auditors

23.2     Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5 to this Registration
         Statement

24       Power of Attorney is contained on the signature pages.

99.1+    1993 Stock Option Plan

99.2+    1996 Equity Incentive Plan

99.3+    Form of Incentive Stock Option Grant

99.4+    Form of Nonstatutory Stock Option Grant

99.5+    1996 Non-Employee Directors' Stock Option Plan

99.6     Nonstatutory Stock Option Grant outside the Plans

- ----------------------------

+ Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-3220), as amended through the date hereof, and incorporated herein by reference.


                                  UNDERTAKINGS

         1. The undersigned registrant hereby undertakes:

              (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.


                                       2.

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

              (b) That, for the purpose of determining any liability under the Securities Act, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on September 12, 1996.

                                       AVIGEN, INC.

                                       By /s/ John Monahan
                                          --------------------------------------
                                          John Monahan, Ph.D.
                                          President and Chief Executive Officer
                                          and Director




                                POWER OF ATTORNEY


                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John Monahan and Philip J. Whitcome, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       4.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                              TITLE                                   DATE
/s/ John Monahan, Ph.D.                President, Chief Executive Officer      September 12, 1996
- -----------------------------          and Director (Principal Executive
(John Monahan, Ph.D.)                  Officer)


/s/ Philip J. Whitcome, Ph.D.          Chairman of the Board and Acting        September 12, 1996
- -----------------------------          Chief Financial Officer (Principal
(Philip J. Whitcome, Ph.D.)            Financial Officer)


/s/ Glenn Bauer                        Controller (Principal Accounting        September 12, 1996
- -----------------------------          Officer)
(Glenn Bauer)


/s/ Zola Horovitz, Ph.D.
- -----------------------------          Director                                September 12, 1996
(Zola Horovitz, Ph.D.)



/s/ Yuichi Iwaki, M.D., Ph.D.          Director                                September 12, 1996
- ----------------------------
(Yuichi Iwaki, M.D., Ph.D.)


/s/ Richard T. Pratt
- -----------------------------          Director                                September 12, 1996
(Richard T. Pratt)


/s/ John Prendergast, Ph.D.
- -----------------------------          Director                                September 12, 1996
(John Prendergast, Ph.D.)


- -----------------------------          Director                                September   , 1996
(Lindsay A. Rosenwald, M.D.)


/s/ Leonard P. Shaykin
- -----------------------------          Director                                September 12, 1996
(Leonard P. Shaykin)


                                       5.

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION                                     SEQUENTIAL PAGE NUMBER

 5       Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1     Consent of Ernst & Young, LLP, Independent Auditors

23.2     Consent of Cooley Godward Castro Huddleson & Tatum is contained in
         Exhibit 5 to this Registration Statement

24       Power of Attorney is contained on the signature pages.

99.1+    1993 Stock Option Plan

99.2+    1996 Equity Incentive Plan

99.3+    Form of Incentive Stock Option Grant

99.4+    Form of Nonstatutory Option Grant

99.5+    1996 Non-Employee Directors' Stock Option Plan

99.6     Nonstatutory Stock Option Grant outside of the Plans

- ----------------------------
+ Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-3220), as amended through the date hereof, and incorporated herein by reference.


                                       6.